UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2009

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MECHANICAL TECHNOLOGY, INCORPORATED
(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

431 New Karner Road, Albany, New York 12205
(Address of Principal Executive Offices) (Zip Code)

(518) 533-2200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective June 18, 2009, the Board of Directors of Mechanical Technology, Incorporated, (“MTI” or “the Company”) appointed Rick Jones as acting Chief Financial Officer and Secretary of the Company.

     Since joining MTI in January 1993, Mr. Jones has served the Company in various capacities, most recently as the Senior Director of Finance and Operations for MTI Instruments. Throughout his tenure at MTI, Mr. Jones has been a key member of the financial management team and has been involved in the financial reporting, development and enhancement of internal control policies, including Sarbanes-Oxley compliance, and has assisted in external reporting to the SEC. In addition, since November 2008, Mr. Jones has been managing the treasury, benefit administration and overall financial support for all three MTI entities while overseeing the administrative, production and quality departments at MTI Instruments. He has also served as Assistant Secretary to the Company’s Board of Directors since September 2008.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: June 19, 2009	By:	/s/ Peng K. Lim
	Name:	Peng K. Lim
	Title:	Chairman and Chief Executive Officer